                                                                   Exhibit 10.23

================================================================================


                                 LOAN AGREEMENT

                           Dated as of March 21, 2002

                                      among

                         FISHER MEDIA SERVICES COMPANY,

                                as the Borrower,

                             BANK OF AMERICA, N.A.,

                                  as the Agent,

                                       and

                             BANK OF AMERICA, N.A.,

                         U.S. BANK NATIONAL ASSOCIATION,

                                 as the Lenders

                       Bank of America. [LOGO APPEARS HERE]

================================================================================

                                TABLE OF CONTENTS

Section                                                                                          Page
-------                                                                                          ----
SECTION 1. DEFINITIONS AND ACCOUNTING TERMS........................................................1
   1.01     Defined Terms..........................................................................1
   1.02     Other Interpretive Provisions.........................................................16
   1.03     Accounting Terms......................................................................17
   1.04     Rounding..............................................................................17
   1.05     References to Agreements and Laws.....................................................17

SECTION 2. THE LOANS..............................................................................17
   2.01     The Loans.............................................................................17
   2.02     Conversions and Continuations of Loans................................................18
   2.03     Optional Prepayments..................................................................19
   2.04     Mandatory Prepayments.................................................................19
   2.05     Repayment of Loans....................................................................20
   2.06     Interest..............................................................................20
   2.07     Upfront Fee; Arrangement and Agency Fees..............................................20
   2.08     Computation of Interest and Fees......................................................21
   2.09     Evidence of Loans.....................................................................21
   2.10     Payments Generally....................................................................21
   2.11     Application of Payments...............................................................23
   2.12     Sharing of Payments...................................................................24

SECTION 3. TAXES, YIELD PROTECTION AND ILLEGALITY.................................................24
   3.01     Taxes.................................................................................24
   3.02     Illegality............................................................................25
   3.03     Inability to Determine Rates..........................................................26
   3.04     Increased Cost and Reduced Return; Capital Adequacy...................................26
   3.05     Funding Losses........................................................................27
   3.06     Matters Applicable to all Requests for Compensation...................................27
   3.07     Survival..............................................................................27

SECTION 4. CONDITIONS PRECEDENT TO BORROWING......................................................27
   4.01     Conditions of Borrowing...............................................................27
   4.02     Conditions to all Conversions and Continuations.......................................31

SECTION 5. REPRESENTATIONS AND WARRANTIES.........................................................31
   5.01     Existence, Qualification and Power; Compliance with Laws..............................31
   5.02     Authorization; No Contravention.......................................................31
   5.03     Governmental Authorization............................................................32
   5.04     Binding Effect........................................................................32
   5.05     Financial Statements; No Material Adverse Effect......................................32
   5.06     Litigation............................................................................32
   5.07     No Default............................................................................32
   5.08     Ownership of Property; Liens..........................................................32
   5.09     Tenants...............................................................................33
   5.10     Environmental Compliance..............................................................33
   5.11     Insurance.............................................................................34
   5.12     Taxes.................................................................................34

   5.13     ERISA Compliance......................................................................34
   5.14     Subsidiaries..........................................................................34
   5.15     Margin Regulations; Investment Company Act; Public Utility Holding Company Act........35
   5.16     Intellectual Property; Licenses, Etc..................................................35
   5.17     Solvency..............................................................................35
   5.18     Matters Concerning Collateral.........................................................35
   5.19     Disclosure............................................................................36

SECTION 6. AFFIRMATIVE COVENANTS..................................................................36
   6.01     Financial Statements..................................................................36
   6.02     Certificates; Other Information.......................................................37
   6.03     Notices...............................................................................37
   6.04     Payment of Obligations................................................................38
   6.05     Preservation of Existence, Etc........................................................38
   6.06     Completion of Fisher Plaza............................................................38
   6.07     Maintenance of Properties.............................................................39
   6.08     Maintenance of Insurance..............................................................39
   6.09     Compliance with Laws..................................................................39
   6.10     Environmental Laws....................................................................39
   6.11     Books and Records.....................................................................39
   6.12     Inspection Rights.....................................................................40
   6.13     Compliance with ERISA.................................................................40
   6.14     Use of Proceeds.......................................................................40
   6.15     Further Assurances....................................................................40

SECTION 7. NEGATIVE COVENANTS.....................................................................41
   7.01     Liens.................................................................................41
   7.02     Investments...........................................................................42
   7.03     Indebtedness..........................................................................42
   7.04     Fundamental Changes...................................................................43
   7.05     Dispositions..........................................................................43
   7.06     Lease Obligations.....................................................................44
   7.07     Restricted Payments...................................................................44
   7.08     ERISA.................................................................................44
   7.09     Change in Nature of Business..........................................................44
   7.10     Transactions with Affiliates..........................................................45
   7.11     Capital Expenditures..................................................................45
   7.12     Burdensome Agreements.................................................................46
   7.13     Use of Proceeds.......................................................................46

SECTION 8. EVENTS OF DEFAULT AND REMEDIES.........................................................46
   8.01     Events of Default.....................................................................46
   8.02     Remedies Upon Event of Default........................................................48

SECTION 9. THE AGENT..............................................................................49
   9.01     Appointment and Authorization of Agent................................................49
   9.02     Delegation of Duties..................................................................49
   9.03     Liability of Agent....................................................................49
   9.04     Reliance by Agent.....................................................................50
   9.05     Notice of Default.....................................................................50
   9.06     Credit Decision; Disclosure of Information by Agent...................................50

   9.07     Indemnification of Agent..............................................................51
   9.08     Agent in its Individual Capacity......................................................51
   9.09     Successor Agent.......................................................................52
   9.10     Collateral Matters....................................................................52

SECTION 10. MISCELLANEOUS.........................................................................52
   10.01    Amendments, Etc.......................................................................52
   10.02    Notices and Other Communications; Facsimile Copies....................................53
   10.03    No Waiver; Cumulative Remedies........................................................54
   10.04    Attorney Costs, Expenses and Taxes....................................................54
   10.05    Indemnification by the Borrower.......................................................55
   10.06    Payments Set Aside....................................................................55
   10.07    Successors and Assigns................................................................56
   10.08    Confidentiality.......................................................................58
   10.09    Set-off...............................................................................59
   10.10    Interest Rate Limitation..............................................................59
   10.11    Master Services Agreements with Affiliates............................................59
   10.12    Tax Deferred Exchange Transactions....................................................59
   10.13    Counterparts..........................................................................60
   10.14    Integration...........................................................................60
   10.15    Survival of Representations and Warranties............................................60
   10.16    Severability..........................................................................61
   10.17    Tax Forms.............................................................................61
   10.18    Governing Law.........................................................................62
   10.19    Waiver of Right to Trial by Jury......................................................62
   10.20    Time of the Essence...................................................................62
   10.21    Mandatory Arbitration.................................................................62
   10.22    Oral Agreements.......................................................................63

SCHEDULES

    2.01   Commitments and Pro Rata Shares
    5.06   Litigation
    5.09   Existing Tenants
    5.14   Subsidiaries and Other Equity Investments
    7.01   Existing Liens
    7.02   Existing Investments
    7.03   Existing Indebtedness
    7.06   Existing Leases
    10.02  Eurodollar and Domestic Lending Offices, Addresses for Notices

EXHIBITS

           Form of
    A      Loan Notice
    B      Promissory Note
    C      Compliance Certificate
    D      Assignment and Assumption
    E-1    Guaranty (Fisher Communications)
    E-2    Guaranty (other Guarantors)
    F      Deed of Trust
    G      Certificate and Indemnity Agreement
    H      Subordination Agreement
    I      Opinion of Counsel

                                 LOAN AGREEMENT

         This LOAN AGREEMENT ("Agreement") is entered into as of March 21, 2002,
                               ---------
among FISHER MEDIA SERVICES COMPANY, a Washington corporation (the "Borrower"),
                                                                    --------
BANK OF AMERICA, N.A., a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association (collectively, the "Lenders" and
                                                                -------
individually, a "Lender"), and BANK OF AMERICA, N.A., a national banking
                 ------
association, as agent (the "Agent").
                            -----

         The Borrower has requested that the Lenders provide a term loan facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

         In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   SECTION 1.
                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Agent" means Bank of America in its capacity as administrative agent
          -----
under any of the Loan Documents, or any successor administrative agent.

         "Agent's Office" means the Agent's address and, as appropriate, account
          --------------
as set forth on Schedule 10.02, or such other address or account as the Agent
                --------------
may from time to time notify to the Borrower and the Lenders.

         "Affiliate" means, with respect to any Person, another Person that
          ---------
directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control"
                                                                     -------
means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and
                                                             -----------
"Controlled" have meanings correlative thereto. A Person shall be deemed to be
 ----------
Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors or managing general partners.

         "Agent-Related Persons" means the Agent (including any successor
          ---------------------
administrative agent), together with its Affiliates (including, in the case of Bank of America in its capacity as the Agent, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Agreement" means this Loan Agreement.
          ---------

         "Applicable Rate" means, from time to time, the following percentages
          ---------------
per annum as set forth below:

                               Applicable Rate
                                                 Eurodollar
                  Period                            Rate         Base Rate
-----------------------------------------------------------------------------
Closing Date through February 28, 2003             3.50%           2.25%

March 1, 2003 through February 28, 2004            4.00%           2.75%

March 1, 2004 and thereafter                       4.50%           3.25%

         "Arranger" means Banc of America Securities LLC, in its capacity as
          --------
sole lead arranger and sole book manager.

         "Assignment and Assumption" means an Assignment and Assumption
          -------------------------
substantially in the form of Exhibit D.
                             ---------

         "As-Completed Appraisal" means a real estate appraisal conducted in
          ----------------------
accordance with the Uniform Standards of Professional Appraisal Practice (as promulgated by the Appraisal Standards Board of the Appraisal Foundation), the requirements of all Laws applicable to the Lenders, and applicable internal policies of the Agent, undertaken by Shorett KMS Valuation Advisory Group or other qualified independent commercial real estate appraisal firm selected by the Borrower and acceptable to the Lenders, setting forth a fair market value of Fisher Plaza as completed.

         "Attorney Costs" means and includes all fees and disbursements of any
          --------------
law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel.

         "Attributable Indebtedness" means, on any date, (a) in respect of any
          -------------------------
capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

         "Bank of America" means Bank of America, N.A., a national banking
          ---------------
association.

         "Base Rate" means for any day a fluctuating rate per annum equal to the
          ---------
higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest
                                     ----
in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan that bears interest based on the Base
          --------------
Rate.

         "Borrower" has the meaning set forth in the introductory paragraph
          --------
hereto.

         "Borrowing" means a borrowing consisting of simultaneous Loans of the
          ---------
same Type and having the same Interest Period made by each of the Lenders pursuant to Section 2.01.
            ------------

         "Business Day" means any day other than a Saturday, Sunday or other day
          ------------
on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

         "Certificate and Indemnity Agreement" means that certain Certificate
          -----------------------------------
and Indemnity Agreement Regarding Building Laws and Hazardous Substances of even date herewith executed by the Borrower in favor of the Agent and the Lenders, substantially in the form of Exhibit G.
                             ---------

         "Change of Control" means, with respect to any Loan Party, an event or
          -----------------
series of events by which:

                  (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option
                                                                   ------
         right"), whether such right is exercisable immediately or only after
         -----
         the passage of time), other than the Current Stockholders, directly or indirectly, of (i) in the case of the Borrower, any percentage or (ii) in the case of any Loan Party other than the Borrower, 33% or more, of the equity securities of such Loan Party entitled to vote for members of the board of directors or equivalent governing body of such Loan Party on a fully-diluted basis (i.e., taking into account all such
                                         ---
         securities that such person or group has the right to acquire pursuant to any option right); or

                  (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Loan Party cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

         "Civia" means Civia, Inc., a Delaware corporation.
          -----

         "Closing Date" means the first date all the conditions precedent in
          ------------
Section 4.01 are satisfied or waived in accordance with Section 4.01 (or, in the
------------                                            ------------
case of Section 4.01(j), waived by the Person entitled to receive the applicable
        ---------------
payment).

         "Code" means the Internal Revenue Code of 1986.
          ----

         "Collateral" means, collectively the property in which the Security
          ----------
Documents create or purport to create a security interest or other lien in favor of the Agent.

         "Compliance Certificate" means a certificate substantially in the form
          ----------------------
of Exhibit C.
   ---------

         "Contractual Obligation" means, as to any Person, any provision of any
          ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Current Stockholders" means, with respect to any Loan Party, all
          --------------------
Persons that, as of the date of this Agreement, are a "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of the outstanding equity securities of such Loan Party entitled to vote for members of the board of directors or equivalent governing body of such Loan Party on a partially-diluted basis.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of
          ------------------
America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event that, with the giving of any notice, the
          -------
passage of time, or both, would be an Event of Default.

         "Deed of Trust" means that certain Deed of Trust, Security Agreement
          -------------
and Fixture Filing with Assignment of Leases and Rents of even date herewith executed by the Borrower, as grantor, in favor of PRLAP, Inc., as trustee, for the benefit of the Agent and the Lenders, substantially in the form of
Exhibit F.
--------

         "Default Rate" means an interest rate equal to (a) the Base Rate plus
          ------------
(b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per
                                                               ----
annum; provided, however, that with respect to a Eurodollar Rate Loan, the
       --------  -------
Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each
                                                   ----
case to the fullest extent permitted by applicable Laws.

         "Disposition" or "Dispose" means the sale, transfer, license or other
          -----------      -------
disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of (a) any notes or accounts receivable or any rights and claims associated therewith or (b) any equity securities issued by any Subsidiary held by the transferor Person, but excluding (i) any transfer of property made by any wholly-owned Subsidiary of Fisher Mills to Fisher Mills or any other wholly-owned Subsidiary of Fisher Mills as part of a liquidating distribution and (ii) any transfer of property made by any Loan Party or any Subsidiary of any Loan Party to the Borrower.

         "Dollar" and "$" means lawful money of the United States of America.
          ------       -

         "Eligible Assignee" has the meaning specified in Section 10.07(g).
          -----------------                               ----------------

         "Environmental Laws" means all Laws relating to environmental, health,
          ------------------
safety and land use matters applicable to any property.

         "Environmental Liability" means any liability, contingent or otherwise
          -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any other Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Environmental Reports" means, together, (a) the report titled
          ---------------------
"Voluntary Cleanup Report, Fisher Plaza Project-Phase 1, Seattle, Washington," dated December 1998 and prepared by Shannon & Wilson, Inc. and (b) the report titled "Additional Excavation Grid D2 Area, Fisher Plaza Phase II Construction, Seattle, Washington," dated January 2001 and prepared by Shannon & Wilson, Inc.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and
          -----
any regulations issued pursuant thereto.

         "ERISA Affiliate" means any trade or business (whether or not
          ---------------
incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension
          -----------
Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Eurodollar Rate" means for any Interest Period with respect to any
          ---------------
Eurodollar Rate Loan:

                  (a) the rate per annum equal to the rate determined by the Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (c)     if the rates referenced in the preceding subsections
         (a) and (b) are not available, the rate per annum determined by the Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

         "Eurodollar Rate Loan" means a Loan that bears interest at a rate based
          --------------------
on the Eurodollar Rate.

         "Event of Default" means any of the events or circumstances specified
          ----------------
in Section 8.01.
   ------------

         "Event of Loss" means, with respect to any property, any of the
          -------------
following: (a) any loss, destruction or damage of such property; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such property or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property, or confiscation of such property or the requisition of the use of such property.

         "Existing Credit Facilities" means the following credit agreements and
          --------------------------
promissory notes:

                  (a) that certain Credit Agreement dated as of May 26, 1998, among Fisher Communications, as borrower, the Lenders, as lenders, and Bank of America, as agent, as amended, restated, extended, supplemented or otherwise modified in writing from time to time;

                  (b) that certain Alternate Rate Options Promissory Note (Prime Rate, LIBOR) dated September 1, 2000 made by Fisher Communications in favor of U.S. Bank National Association in the original principal amount of $10,000,000, as amended, restated, extended, supplemented or otherwise modified in writing from time to time;

                  (c) that certain Revolving Note dated January 31, 2002 made by Fisher Communications in favor of Bank of America in the original principal amount of $5,000,000, as amended, restated, extended, supplemented or otherwise modified in writing from time to time; and

                  (d) that certain Credit Agreement dated as of June 24, 1999, among Fisher Communications, as borrower, a syndicate of lenders a party thereto, as lenders, and Bank of America, as agent, as amended, restated, extended, supplemented or otherwise modified in writing from time to time.

         "Fair Market Rental Rate" means a rental rate that would be obtained in
          -----------------------
an arms'-length transaction between an informed and willing lessee and an informed and willing lessor, in each case under no compulsion to enter into such lease transaction.

         "Federal Funds Rate" means, for any day, the rate per annum equal to
          ------------------
the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the
                     --------
Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Agent.

         "Fee Letter" has the meaning specified in Section 2.07.
          ----------                               ------------

         "Financial Transaction Contract" means, with respect to any Person, any
          ------------------------------
agreement (including all schedules thereto, confirmations of transactions thereunder, and documents, definitions, and agreements incorporated therein by reference or relating thereto) between such Person and Bank of America or an Affiliate of Bank of America, whether or not in writing, pursuant to which Bank of America or an Affiliate of Bank of America has agreed to (a) permit daylight overdrafts to occur on accounts maintained by such Person with Bank of America or such Affiliate of Bank of America, (b) provide remote disbursement services for such Person, (c) process automated clearing house (ACH) transactions for the account of such Person or (d) extend credit to such Person, in the form of credit card accounts and merchant card accounts, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

         "Fisher Broadcasting" means Fisher Broadcasting Company, a Washington
          -------------------
corporation.

         "Fisher Broadcasting Credit Documents" means, collectively, (a) that
          ------------------------------------
certain Credit Agreement dated as of March 21, 2002 (the "Credit Agreement"),
                                                          ----------------
among Fisher Broadcasting, as borrower, the Subsidiaries of Fisher Broadcasting named therein, as guarantors, the lenders named therein, as lenders, First Union National Bank, as administrative agent, and Bank of America and The Bank of New York, as co-syndication agents, and (b) all promissory notes, deeds of trust, mortgages, security agreements, assignments, certificates, indemnity agreements and other credit, security or other documents executed or to be executed by Fisher Broadcasting or any of its Subsidiaries in connection with the Credit Agreement, as any thereof may be amended, restated, extended, supplemented or otherwise modified in writing from time to time.

         "Fisher Communications" means Fisher Communications, Inc., a
          ---------------------
Washington corporation.

         "Fisher Communications Forward Sale Documents" means, collectively, (a)
          --------------------------------------------
that certain Variable Forward ("Prepaid Forward") on Common Shares of SAFECO Corporation, Indicative Terms dated as of March 21, 2002, between Fisher Communications and Merrill Lynch International, (b) that certain ISDA Master Agreement dated as of March 21, 2002, between Fisher Communications and Merrill Lynch International and the Schedule attached thereto and (c) that certain Confirmation of OTC Variable Forward Sale Transaction dated as of March 21, 2002, between Fisher Communications and Merrill Lynch International, as any thereof may be amended, restated, extended, supplemented or otherwise modified in writing from time to time.

         "Fisher Communications Margin Loan Agreement" means The Investor
          -------------------------------------------
CreditLine/TM/ Service Client Agreement dated February 20, 2002 made by Fisher Communications for the benefit of Merrill Lynch, Pierce, Fenner & Smith Incorporated, as amended, restated, extended, supplemented or otherwise modified in writing from time to time.

         "Fisher Entertainment" means Fisher Entertainment, L.L.C., a Delaware
          --------------------
limited liability company.

         "Fisher Mills" means Fisher Mills Inc., a Washington corporation.
          ------------

         "Fisher Pathways" means Fisher Pathways, Inc., a Washington
          ---------------
corporation.

         "Fisher Plaza" means the real property, improvements and equipment
          ------------
located or to be located on the real property legally described on Schedule
                                                                   --------
1.01, commonly known as Fisher Plaza, Phases I and II.
----

         "Fisher Properties" means Fisher Properties Inc., a Washington
          -----------------
corporation.

         "Flood Hazard Property" has the meaning specified in Section 4.01(b).
          ---------------------                               ---------------

         "Foreign Lender" has the meaning specified in Section 10.17(a).
          --------------                               ----------------

         "FRB" means the Board of Governors of the Federal Reserve System of the
          ---
United States of America.

         "GAAP" means generally accepted accounting principles set forth in the
          ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied.

         "Governmental Authority" means any nation or government, any state or
          ----------------------
other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantors" means, collectively, Fisher Communications, Fisher
          ----------
Properties, Fisher Pathways and Fisher Entertainment.

         "Guaranties" means, together, (i) the Guaranty Agreement made by Fisher
          ----------
Communications in favor of the Agent on behalf of the Lenders, substantially in the form of Exhibit E-1 and (ii) the Guaranty Agreement made by the Guarantors
            -----------
other than Fisher Communications in favor of the Agent on behalf of the Lenders, substantially in the form of Exhibit E-2.
                             -----------

         "Guaranty Obligation" means, as to any Person, any (a) any obligation,
          -------------------
contingent or otherwise, of such Person guarantying or having the economic effect of guarantying any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

         "Hazardous Materials" means all explosive or radioactive substances or
          -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "Indebtedness" means, as to any Person at a particular time, all of the
          ------------
following, whether or not included as indebtedness or liabilities in accordance with GAAP:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

                  (c) net obligations under any Swap Contract in an amount equal to the Swap Termination Value thereof;

                  (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

                  (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (f)     capital leases and Synthetic Lease Obligations; and

                  (g) all Guaranty Obligations of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person (subject only to customary exceptions acceptable to the Required Lenders). The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         "Indemnified Liabilities" has the meaning set forth in Section 10.05.
          -----------------------                               -------------

         "Indemnitees" has the meaning set forth in Section 10.05.
          -----------                               -------------

         "Intangible Assets" means assets that are considered to be intangible
          -----------------
assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trade marks, patents, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

         "Interest Payment Date" means, (a) as to any Loan other than a Base
          ---------------------
Rate Loan, the last day of each Interest Period applicable to such Loan; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date.

         "Interest Period" means the period commencing on the date such
          ---------------
Eurodollar Rate Loan is disbursed or (in the case of any Eurodollar Rate Loan) converted to or continued as a Eurodollar

Rate Loan and ending on the date one, two or three months thereafter, as selected by the Borrower in its Loan Notice; provided that:
                                             --------

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period shall extend beyond the scheduled Maturity Date.

         "Investment" means, as to any Person, any acquisition or investment by
          ----------
such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, guaranty of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

         "IP Rights" has the meaning set forth in Section 5.17.
          ---------                               ------------

         "IRS" means the United States Internal Revenue Service.
          ---

         "Laws" means, collectively, all international, foreign, Federal, state
          ----
and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "Lender" has the meaning specified in the introductory paragraph
          ------
hereto.

         "Lending Office" means, as to any Lender, the office or offices of such
          --------------
Lender described as such on Schedule 10.02, or such other office or offices as a
                            --------------
Lender may from time to time notify the Borrower and the Agent.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
          ----
arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform

Commercial Code or comparable Laws of any jurisdiction), including the interest of a purchaser of accounts receivable.

         "Loan" has the meaning specified in Section 2.01.
          ----                               ------------

         "Loan Documents" means this Agreement, each Note, each Fee Letter, each
          --------------
Loan Notice, each Compliance Certificate, the Certificate and Indemnity Agreement, each Security Document and the Guaranties, as any thereof may be amended, restated, extended, supplemented or otherwise modified in writing from time to time.

         "Loan Notice" means a notice of (a) a conversion of Loans from one Type
          -----------
to the other, or (b) a continuation of Loans as the same Type, pursuant to
Section 2.02(a), which, if in writing, shall be substantially in the form of
---------------
Exhibit A.
---------

         "Loan Parties" means, collectively, the Borrower and each Guarantor.
          ------------

         "Master Services Agreement" means that certain Master Services
          -------------------------
Agreement dated as of February 22, 2002, between the Borrower, as property owner, and Seattle TV, as customer, as amended, restated, extended, supplemented or otherwise modified in writing from time to time.

         "Material Adverse Effect" means (a) a material adverse change in, or a
          -----------------------
material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

         "Maturity Date" means (a) February 28, 2005, or (b) such earlier date
          -------------
upon which the Aggregate Commitments may be terminated in accordance with the terms hereof.

         "Multiemployer Plan" means any employee benefit plan of the type
          ------------------
described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.

         "Net Issuance Proceeds" means, as to any issuance of debt or equity by
          ---------------------
any Person, cash proceeds and non-cash proceeds received or receivable by such Person in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of such Person.

         "Net Proceeds" means, as to any Disposition by a Person, proceeds in
          ------------
cash, checks or other cash equivalent financial instruments as and when received by such Person, net of: (a) the direct costs relating to such Disposition, excluding amounts payable to such Person or any Affiliate of such Person, (b) sale, use or other transaction taxes paid or payable by such Person as a direct result thereof, (c) income taxes paid or payable by such Person as a direct result of gains recognized on such Disposition, (d) amounts required to be applied to repay principal, interest, and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition and (e) amounts required to be reinvested by such Person or applied to repay principal, interest, prepayment premiums and penalties and other amounts due in respect of Indebtedness arising under the Fisher Broadcasting Credit Documents, if and to the extent that (1) the asset which is the subject of such Disposition is property of Fisher Broadcasting or a Subsidiary of Fisher Broadcasting and (2) the terms of the Fisher Broadcasting Credit Documents expressly require that such amounts be reinvested or applied to such Indebtedness. "Net Proceeds" shall also include proceeds paid on
                       ------------
account of any Event of Loss, net of (i) all money actually applied to repair or reconstruct the damaged property or property affected by the condemnation or taking, (ii) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, (iii) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments and (iv) any amounts required to be reinvested or applied to repay principal, interest, prepayment premiums and penalties and other amounts due in respect of Indebtedness arising under the Fisher Broadcasting Credit Documents, if and to the extent that (A) the asset which is the subject of the Event of Loss is property of Fisher Broadcasting or a Subsidiary of Fisher Broadcasting and (B) the terms of the Fisher Broadcasting Credit Documents expressly require that such amounts be reinvested or applied to such Indebtedness.

         "Non-Broadcasting Subsidiaries" means the Subsidiaries of Fisher
          -----------------------------
Communications other than Fisher Broadcasting and the Subsidiaries of Fisher Broadcasting.

         "Notes" means, collectively, the promissory notes made by the Borrower
          -----
in favor of each Lender evidencing Loans made by such Lender, substantially in the form of Exhibit B.
            ---------

         "Obligations" means all advances to, and debts, liabilities,
          -----------
obligations, covenants and duties of, any Loan Party arising under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding.

         "Organization Documents" means, (a) with respect to any corporation,
          ----------------------
the certificate or articles of incorporation and the bylaws; and (b) with respect to any limited liability company, the articles of formation and operating agreement, in each case as any thereof may be amended from time to time.

         "Outstanding Amount" means on any date, the aggregate outstanding
          ------------------
principal amount of the Loans after giving effect to any prepayments or repayments of the Loans occurring on such date.

         "Participant" has the meaning specified in Section 10.07(d).
          -----------                               ----------------

         "PBGC" means the Pension Benefit Guaranty Corporation.
          ----

         "Pension Plan" means any "employee pension benefit plan" (as such term
          ------------
is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

         "Person" means any natural person, corporation, limited liability
          ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any "employee benefit plan" (as such term is defined in
          ----
Section 3(3) of ERISA) established by the Borrower or any ERISA Affiliate.

         "Register" has the meaning set forth in Section 10.07(c).
          --------                               ----------------

         "Reportable Event" means any of the events set forth in Section 4043(c)
          ----------------
of ERISA, other than events for which the 30 day notice period has been waived.

         "Required Lenders" means, as of any date of determination, at least two
          ----------------
Lenders whose Voting Percentages aggregate 66-2/3% or more.

         "Responsible Officer" means, (a) with respect to any Loan Party that is
          -------------------
a corporation, the sole director, the president, the secretary or the assistant secretary of such Loan Party and (b) with respect to any Loan Party that is a limited liability company, any manager, the president, the secretary or the assistant secretary of such Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, company and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means any dividend or other distribution (whether
          ------------------
in cash, securities or other property) with respect to any capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or of any option, warrant or other right to acquire any such capital stock.

         "Seattle Radio" means Fisher Broadcasting - Seattle Radio, L.L.C., a
          -------------
Delaware limited liability company.

         "Seattle TV" means Fisher Broadcasting - Seattle TV, L.L.C., a Delaware
          ----------
limited liability company.

         "Security Documents" means, collectively, the Deed of Trust and any
          ------------------
Uniform Commercial Code financing statements, as any thereof may be amended, restated, extended, supplemented or otherwise modified in writing from time to time.

         "Solvent" means, with respect to any Person, that as of the date of
          -------
determination both (i) (a) the then fair saleable value of the property of such Person is (1) greater than the total amount of liabilities (including contingent liabilities) of such person and (2) not less than the amount that will be required to pay the probable liabilities on such Person's then-existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (b) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believe) nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subsidiary" of a Person means a corporation, partnership, joint
          ----------
venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Subordination Agreement" means a Subordination, Nondisturbance and
          -----------------------
Attornment Agreement, substantially in the form of Exhibit H.
                                                   ---------

         "Swap Contract" means (a) any and all rate swap transactions, basis
          -------------
swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including
                                                   ----------------
any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap
          ----------------------
Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

         "Synthetic Lease Obligation" means the monetary obligation of a Person
          --------------------------
under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Threshold Amount" means $1,000,000.
          ----------------

         "Type" means, with respect to a Loan, its character as a Base Rate Loan
          ----
or a Eurodollar Rate Loan.

         "Unfunded Pension Liability" means the excess of a Pension Plan's
          --------------------------
benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "U.S. Bank" means U.S. Bank National Association, a national banking
          ---------
association.

         "Voting Percentage" means, as to any Lender, the percentage (carried
          -----------------
out to the ninth decimal place) which (a) the Outstanding Amount of such Lender's Loans, then comprises of (b) the Outstanding Amount of all Loans.

         1.02     OTHER INTERPRETIVE PROVISIONS.

         With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b)      (i)     The words "herein" and "hereunder" and words of
                                     ------       ---------
similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

                  (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

                  (iii)   The term "including" is by way of example and not
                                     ---------
         limitation.

                  (iv)    The term "documents" includes any and all instruments,
                                    ---------
         documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the
                                     ----         ------------------
words "to" and "until" each mean "to but excluding;" and the word "through"
       --       -----             ----------------                 -------
means "to and including."
       ----------------

         (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.03 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited consolidated financial statements of Fisher Communications and its Subsidiaries for the fiscal year ended December 31, 2000, except as otherwise
                                                          ------
specifically prescribed herein.

         (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided
                                                                  --------
that, until so amended, (i) such ratio or requirement shall continue to be
----
computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

                                  SECTION 2.
                                  THE LOANS

         2.01 The Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single loan (each such loan, a "Loan") to the Borrower on the Closing Date in the amount set forth opposite
 ----
such Lender's name below:

                Lender                                    Amount
------------------------------------------------------------------------
 Bank of America, N.A.                                   $30,000,000

 U.S. Bank National Association                          $30,000,000
                                                         -----------
 Total                                                   $60,000,000

Loans which are repaid or prepaid by the Borrower may not be reborrowed.

         2.02     CONVERSIONS AND CONTINUATIONS OF LOANS.

         (a) Each conversion of Loans from one Type to the other, and each continuation of Loans as the same Type shall be made upon the Borrower's irrevocable notice to the Agent, which may be given by telephone. Each such notice must be received by the Agent not later than 11:00 a.m., Seattle time, three Business Days prior to the requested date of any conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans. Each such telephonic notice must be confirmed promptly by delivery to the Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a conversion of Loans from one Type to the other or a continuation of Loans as the same Type,
(ii) the requested date of the conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be converted or continued, (iv) the Type of Loans to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be continued as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a conversion to, or continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of a Default or Event of Default, no Loans may be converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans be converted immediately to Base Rate Loans.

         (c) The Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Eurodollar Rate Loan upon determination of such interest rate. The determination of the Eurodollar Rate by the Agent shall be conclusive in the absence of manifest error. The Agent shall notify the Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

         (d) After giving effect to all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than five Interest Periods in effect with respect to Loans.

         2.03 Optional Prepayments. The Borrower may, upon notice to the Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received
                                 --------
by the Agent not later than 11:00 a.m., Seattle time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans, and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment
                                        ------------
shall be applied to the Loans of the Lenders in accordance with Section 2.11.
                                                                ------------

         2.04     MANDATORY PREPAYMENTS.

         (a) If, as of the date of the Agent's receipt of the As-Completed Appraisal, the Outstanding Amount of all Loans exceeds 65% of the fair market value of Fisher Plaza based solely on the income valuation method of appraisal as set forth in the As-Completed Appraisal, then the Borrower shall promptly, and in no event later than 15 days after the Agent's receipt of the As-Completed Appraisal, prepay Loans in an aggregate amount equal to such excess.

         (b) If any Loan Party, Fisher Mills or Fisher Broadcasting shall at any time or from time to time make or agree to make a Disposition, or shall suffer an Event of Loss, in each case, other than in respect of Fisher Plaza, then (i) the Borrower shall promptly notify the Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Proceeds to be received by the such Loan Party in respect thereof) and (ii) promptly upon, and in no event later than 30 days after, receipt by such Loan Party of the Net Proceeds of such Disposition or Event of Loss, the Borrower shall prepay Loans in an aggregate amount equal to the amount of such Net Proceeds; provided, however, that so long as no Default or Event of Default
          --------  -------
exists or would result therefrom, the Borrower may accept from and retain 50% of the first $16,000,000 of the Net Proceeds of Dispositions and Events of Loss received by any of the Loan Parties, and use such Net Proceeds to make capital expenditures related to the completion of Fisher Plaza.

         (c) If any Loan Party shall issue new debt (other than a borrowing under the Fisher Communications Margin Loan Agreement or the Fisher Communications Forward Sale Documents) or equity (including equity issued in connection with the exercise of options rights), the Borrower shall promptly notify the Agent of the estimated Net Issuance Proceeds of such issuance to be received by such Loan Party in respect thereof. Promptly upon, and in no event later than 30 days after, receipt by such Loan Party of Net Issuance Proceeds of such issuance,
the Borrower shall prepay the Loans in an aggregate amount equal to the amount of such Net Issuance Proceeds; provided, however, that in the case of Net
                               --------  -------
Issuance Proceeds of equity issued in connection with the exercise of stock options, the Borrower shall prepay the Loans in an aggregate amount equal to such Net Issuance Proceeds in arrears on the last Business Day of each March, June, September and December.

(d) Any prepayments pursuant to this Section 2.04 shall be applied first to any
                                     ------------
Base Rate Loans then outstanding and then to Eurodollar Rate Loans with the shortest Interest Periods remaining. The Borrower shall pay, together with each prepayment under this Section 2.04, accrued interest on the amount prepaid
                      ------------
together with any additional amounts required pursuant to Section 3.05. Each
                                                          ------------
such prepayment shall be applied to the Loans of the Lenders in accordance with
Section 2.11.
------------

         2.05 Repayment of Loans. The Borrower shall repay to the Lenders from the Net Proceeds of Dispositions and Events of Loss received from the Loan Parties pursuant to Section 2.04(b), Loans in an aggregate amount of not less
                    ---------------
than $6,000,000 on or before December 31, 2002; provided, however, that if the
                                                --------  -------
Borrower fails to perform or observe any term, covenant or agreement contained in Section 6.02(d), the aggregate amount of Loans to be repaid to the Lenders
   ---------------
pursuant to this Section on or before December 31, 2002 shall be not less than $7,000,000. The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Loans outstanding on such date.

         2.06     INTEREST.

         (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate
                              ----
Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the
                                                                     ----
Applicable Rate.

         (b) While any Event of Default exists or after acceleration, the Borrower shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         2.07 Upfront Fee; Arrangement and Agency Fees. The Borrower shall pay (a) an upfront fee to the Agent, for the account of the Lenders, (b) an arrangement fee to the Arranger for the Arranger's own account, and (c) an agency fee to the Agent for the Agent's own account, in the amounts and at the times specified in the letter agreement, dated February 15, 2002 (the

"Fee Letter"), between the Borrower, the Arranger and the Agent. Such fees shall
 ----------
be fully earned when paid and shall be nonrefundable for any reason whatsoever.

         2.08 Computation of Interest and Fees. Interest on Base Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Computation of all other types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which
                 --------
it is made shall bear interest for one day.

         2.09 Evidence of Loans. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Agent in the ordinary course of business. The accounts or records maintained by the Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Agent in respect of such matters, the accounts and records of the Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Agent, such Lender's Loans may be evidenced by a Note, in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

         2.10     PAYMENTS GENERALLY.

         (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Agent, for the account of the respective Lenders to which such payment is owed, at the Agent's Office in Dollars and in immediately available funds not later than 12:00 noon, Seattle time, on the date specified herein. The Agent will promptly distribute to each Lender its applicable share as provided herein of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Agent after 12:00 noon, Seattle time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

         (b) Subject to the definition of "Interest Period," if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be

         (c) On each date when the payment of any principal, interest or fees are due hereunder or under any Note, the Borrower agrees to maintain on deposit in an ordinary checking account maintained by the Borrower with Bank of America (as such account shall be designated by the Borrower in a written notice to the Agent from time to time, the "Borrower Account") an amount sufficient to pay such principal, interest or
 ----------------
fees in full. The Borrower hereby authorizes the Agent (i) to deduct automatically all principal, interest or fees when due hereunder or under the Notes from the Borrower Account, and (ii) if and to the extent any payment under this Agreement or any other Loan Document is not made when due, to deduct automatically any such amount from any or all of the accounts of the Borrower maintained with Bank of America. The Agent agrees to provide timely notice to the Borrower of any automatic deduction made pursuant to this subsection (c).

         (d) Unless the Borrower or any Lender has notified the Agent prior to the date any payment is required to be made by it to the Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Agent in immediately available funds, then:

                 (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Agent to such Lender to the date such amount is repaid to the Agent in immediately available funds, at the Federal Funds Rate from time to time in effect; and

                 (ii)     if any Lender  ailed to make such payment, such
         Lender shall forthwith on demand pay to the Agent the amount thereof in immediately available  funds, together with interest thereon for the period from the date such amount was made available by the Agent to the Borrower to the date such amount is recovered by the Agent (the "Compensation Period") at a rate per annum equal to the
                     -------------------
         Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender's Loan, as the case may be, included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Agent's demand therefor, the Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         A notice of the Agent to any Lender with respect to any amount owing under this subsection (d) shall be conclusive, absent manifest error.

         (e) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         2.11     APPLICATION OF PAYMENTS.

         (a)      Each payment under this Agreement or any Note shall be applied
(a) first, toward reasonable costs and expenses (including Attorney Costs and
    -----
amounts payable under Section 3) incurred by the Agent and each Lender, (b)
                      ---------
second, toward repayment of interest and fees then due hereunder, ratably among
------
the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, (c) third, if the aggregate outstanding
                                   -----
principal amount of the Loan of U.S. Bank exceeds $20,000,000, then toward repayment of principal of U.S. Bank's Loan until the aggregate outstanding principal amount of U.S. Bank's Loan equals $20,000,000, and (d) fourth, toward
                                                                 ------
repayment of principal of the Loans, 60% of such payment to the principal of Bank of America's Loan and 40% of such payment to the principal of U.S. Bank's Loan.

         (b) Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of the Obligations or any other amounts outstanding under any of the Loan Documents or in respect of the Collateral shall be paid over or delivered as follows:

                 (i) FIRST, to the payment of all reasonable costs and expenses (including Attorney Costs and amounts payable under Section 3)
                                                                      ---------
         incurred by the Agent in connection with enforcing the rights of the Lenders under the Loan Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of the Security Documents;

                 (ii)     SECOND, to payment of any fees owed to the Agent;

                 (iii) THIRD, to the payment of all reasonable costs and expenses (including Attorney Costs and amounts payable under Section 3)
                                                                      ---------
         incurred by the Agent each of the Lenders in connection with enforcing its rights under the Loan Documents or otherwise with respect to the Obligations owing to such Lender;

                 (iv) FOURTH, to payment of interest and fees then due under this Agreement, ratably among the Lenders in accordance with the amounts of interest and fees then due to each Lender;

                 (v) FIFTH, if the aggregate outstanding principal amount of the Loan of U.S. Bank exceeds $20,000,000, to payment of principal of U.S. Bank's Loan until the aggregate outstanding principal amount of U.S. Bank's Loan equals $20,000,000;

                 (vi) SIXTH, ratably to payment of principal of the Loans, 60% of such amount to the principal of Bank of America's Loan and 40% of such amount to the principal of U.S. Bank's Loan;

                 (vii) SEVENTH, to payment of any amounts payable by any Loan Party under any Financial Transaction Contract;

                 (viii) EIGHTH, to all other Obligations and other obligations which shall have become due and payable under the Loan Documents or otherwise and not repaid pursuant to clauses "FIRST" through "SEVENTH" above; and

                 (ix) NINTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category.

         2.12 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans pro rata with each of them; provided, however, that if all or any portion of such excess payment is
      --------  -------
thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.09 with respect to
                                                -------------
such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

                                   SECTION 3.
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01     TAXES.

         (a) Any and all payments by the Borrower to or for the account of the Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Agent and
                                      ---------
each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be
                                              -----
required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, the Borrower shall furnish to the Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").
                -----------

         (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Agent or any Lender, the Borrower shall also pay to the Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d)      The Borrower agrees to indemnify the Agent and each Lender for
(i) the full amount of Taxes and Other Taxes (including any Taxes or Other
Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Agent and such Lender, (ii) amounts payable under
Section 3.01(c) and (iii) any liability (including penalties, interest and
--------------
expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection (d) shall be made within 30 days after the date the Lender or the Agent makes a demand therefor.

         3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Agent, any obligation of such Lender to continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         3.03 Inability to Determine Rates. If the Agent determines in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for such Eurodollar Rate Loan, or (c) the Eurodollar Rate for such Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurodollar Rate Loan, the Agent will promptly notify the Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a conversion or continuation of Eurodollar Rate Loans.

         3.04     INCREASED COST AND REDUCED RETURN; CAPITAL ADEQUACY.

         (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans or (as the case may be), or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from
(i) Taxes or Other Taxes (as to which Section 3.01 shall govern), (ii) changes
                                      ------------
in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements contemplated by Section 3.04(c),
                                                               ---------------
then from time to time upon demand of such Lender (with a copy of such demand to the Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         (c) The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have
                                           --------
received at least 15 days' prior notice (with a copy to the Agent) of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 15 days from receipt of such notice.

         3.05 Funding Losses. Upon demand of any Lender (with a copy to the Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

         (b) any failure by the Borrower to prepay, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar
     ------------
Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

         3.06 Matters Applicable to all Requests for Compensation. A certificate of the Agent or any Lender claiming compensation under this
Section 3 and setting forth the additional amount or amounts to be paid to it
---------
hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Agent or such Lender may use any reasonable averaging and attribution methods.

         3.07     Survival.  All of the Borrower's  obligations  under this
Section 3  shall survive  termination of the Aggregate Commitments and
---------
repayment of all other Obligations.

                                   SECTION 4.
                      CONDITIONS PRECEDENT TO BORROWING

         4.01 Conditions of Borrowing. The obligation of each Lender to make its Loan hereunder is subject to satisfaction of the following conditions precedent:

         (a) Unless waived by all the Lenders (or by the Agent with respect to immaterial matters or items specified in clause (iv) or (v) below with respect to which the Borrower has given assurances satisfactory to the Agent that such items shall be delivered promptly following the Closing Date), the Agent's receipt of the following, each of which shall be originals or, except as otherwise specified, facsimiles
(followed promptly by originals), each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Agent and its legal counsel:

                  (i) executed counterparts of this Agreement, sufficient in number for distribution to the Agent, each Lender and the Borrower;

                  (ii) original Notes executed by the Borrower in favor of each Lender requesting such a Note, each in a principal amount equal to such Lender's Commitment;

                  (iii) original executed counterparts of each Guaranty, sufficient in number for distribution to the Agent, each Lender and the Borrower;

                  (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

                  (v) such evidence as the Agent may reasonably require to verify that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including certified copies of each Loan Party's Organization Documents, certificates of good standing and/or qualification to engage in business and tax clearance certificates;

                  (vi) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in
         Sections 4.02(a) and (b) have been satisfied, and (B) that there has
         ----------------     ---
         been no event or circumstance since December 31, 2001 which has or could be reasonably expected to have a Material Adverse Effect;

                  (vii) an opinion of counsel to each Loan Party substantially in the form of Exhibit I;
                                      ---------

                  (viii) such other assurances, certificates, documents, consents or opinions as the Agent or the Required Lenders reasonably may require.

         (b) Unless waived by all the Lenders, the Agent's receipt of the following, each of which shall be originals or, except as otherwise specified, facsimiles (followed promptly by originals), each properly executed by a Responsible Officer of the Borrower, each dated the Closing Date and each in form and substance satisfactory to the Agent and its legal counsel:

                 (i) executed and notarized original Deed of Trust in proper form for recording in King County, Washington, encumbering Fisher Plaza;

                  (ii) (A) ALTA extended coverage lender's title insurance policy (1970 form with 1984 amendments) or unconditional commitment therefor (the "Title Policy") issued by Chicago Title
                                    ------------
         Insurance  Company (the "Title  Company"),  in an amount not less than
                                  --------------
         the Aggregate Commitments, insuring fee simple title to Fisher Plaza vested in the Borrower and assuring the Agent that the Deed of Trust creates a valid and enforceable Lien on Fisher Plaza as security for the Secured Obligations (as defined in the Deed of Trust) prior and superior in right to any other Person, subject only to a standard survey exception and other exceptions approved by the Lenders in writing, which Title Policy (1) shall include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by the Agent or any Lender and
         (2) shall provide for affirmative insurance and such reinsurance as the Agent or any Lender may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Agent and the Lenders; and (B) evidence satisfactory to the Agent that the Borrower has (1) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Title Policy and (2) paid to the Title Company or to the appropriate Governmental Authorities all expenses and premiums of the Title Company in connection with the issuance of the Title Policy and all recording and stamp taxes payable in connection with recording the Deed of Trust in the King County, Washington real estate records;

                  (iii) copies of all recorded documents listed as exceptions to title or otherwise referred to in the Title Policy;

                  (iv) (A) evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to whether
         (1) Fisher Plaza is located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (2) the community in which
                     ----------------------
         Fisher Plaza is located is participating in the National Flood Insurance Program, (B) if Fisher Plaza is a Flood Hazard Property, the Borrower's written acknowledgement of receipt of written notification from the Agent (1) as to whether Fisher Plaza is a Flood Hazard Property and (2) as to whether the community in which Fisher Plaza is located is participating in the National Flood Insurance Program, and (C) in the event Fisher Plaza is a Flood Hazard Property and the community in which it is located participates in the National Flood Insurance Program, evidence that the Borrower has obtained flood insurance in respect of Fisher Plaza to the extent required under the applicable regulations of the FRB;

                  (v) executed original Certificate and Indemnity, sufficient in number for distribution to the Agent, each Lender and the Borrower;

                  (vi) copies of the Environmental Reports and each other environmental site assessment prepared by or for the Borrower with respect to Fisher Plaza, stating that, except as disclosed in the Environmental Reports, Fisher Plaza is free from Hazardous Materials and that operations conducted thereon are in compliance with all Environmental Laws;

                  (vii) originals of Subordination Agreements executed by Seattle TV, Civia, Fisher Communications, Fisher Properties, Fisher Entertainment and Fisher Pathways with respect to the leases or other agreements entered by such Persons with respect to space occupied by such Persons in Fisher Plaza; and

                  (viii) evidence that all other actions necessary or, in the opinion of the Agent or any Lender, desirable to perfect and protect the first priority Lien created by the Security Documents, and to enhance the Agent's ability to preserve and protect its interests in and access to the Collateral, have been taken.

         (c)      The Agent's receipt of a construction budget indicating that the cost to complete Fisher Plaza from its state of completion as of the Closing Date is not more than the amount of capital expenditures permitted under Section
                                                                         -------
7.11, certified by a Responsible Officer of the Borrower as being the Borrower's
----
best estimate and prepared in good faith.

         (d) The Agent's receipt of evidence that the Master Services Agreement is (i) in full force and effect, (ii) obligates Seattle TV to lease not less than 85,000 square feet of space at a Fair Market Rental Rate for a period commencing not later than January 1, 2005 and ending not earlier than January 1, 2012 and (iii) is in form and substance reasonably acceptable to the Lenders.

         (e) The Agent's receipt of evidence that all of the condition precedent to the making of the initial loans under the Fisher Broadcasting Credit Documents have been satisfied or waived.

         (f) The Agent's receipt of evidence that (i) all of the conditions precedent to the making of the initial loans under the Fisher Communications Margin Loan Agreement have been satisfied or waived (ii) all of the conditions precedent to the transactions contemplated by the Fisher Communications Forward Sale Documents have been satisfied or waived and (iii) Fisher Communications shall have received the proceeds of the initial loans made under the Fisher Communications Margin Loan Agreement in an amount not less than $40,000,000 and applied such proceeds to the loans made under the agreement described in clause
(a) of the definition of Existing Credit Facilities.

         (g) The Agent's receipt of evidence that each of the Existing Credit Facilities has been or concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing Credit Facilities have been or concurrently with the Closing Date are being released.

         (h) The Agent's receipt of a certificate from the Borrower's insurance broker or other evidence satisfactory to the Agent that all insurance required to be maintained pursuant to Article 4 of the Deed of Trust is in full force and effect and that the Agent on behalf of itself and the Lenders has been named as additional insured and/or loss payee thereunder to the extent required under Article 4 of the Deed of Trust.

         (i) Any fees required to be paid on or before the Closing Date shall have been paid.

         (j) Unless waived by the Agent, the Borrower shall have paid all Attorney Costs of the Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its
      ----
reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Agent).

         4.02 Conditions to all Conversions and Continuations. The obligation of each Lender to convert Loans to the other Type, or a continue Loans as the same Type is subject to the following conditions precedent:

         (a)      The representations and warranties of the Borrower contained
Section 5, or which are contained in any document furnished at any time under
---------
in or in connection herewith, shall be true and correct on and as of the date of such proposed conversion or continuation, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Default or Event of Default shall exist, or would result from such proposed conversion or continuation.

         (c) The Agent shall have received a Loan Notice in accordance with the requirements hereof.

         (d) The Agent shall have received, in form and substance satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as the Agent or the Required Lenders reasonably may require.

         Each Loan Notice submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a)
                                                             ----------------
and (b) have been satisfied on and as of the date of the applicable conversion
    ---
or continuation.

                                    SECTION 5.
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Agent and the Lenders that:

         5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party (a) is a corporation or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws, except in each case referred to in clause (c) or this clause (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (c) violate any Law.

         5.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings in connection with the Liens granted to the Agent under the Security Documents) is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

         5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

         5.05     FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT.

         (a) The unaudited consolidated and consolidating balance sheet of the Fisher Communications and the Non-Broadcasting Subsidiaries as at December 31, 2001 and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for the year then ended (the "Financial Statements") (i) were prepared in accordance with GAAP consistently
 --------------------
applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Fisher Communications and the Non-Broadcasting Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of Fisher Communications and the Non-Broadcasting Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

         (b) Since the date of the Financial Statements, there has been no event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

         5.06     Litigation. Except as specifically disclosed in Schedule 5.06,
                                                                  -------------
there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect.

         5.07 No Default. Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

         5.08 Ownership of Property; Liens. Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by
Section 7.01.
------------

         5.09 Tenants. A complete list of the tenants of Fisher Plaza as of the Closing Date is set forth in Schedule 5.09, and such list accurately sets
                                 -------------
forth for each such tenant (a) the number of square feet leased by such tenant,
(b) the term of such tenant's lease and extension terms, if any and (c) the premises fees payable by such tenant, including rental payments and common area maintenance fees.

         5.10     ENVIRONMENTAL COMPLIANCE.

         (a) Except as described in the Environmental Reports, Fisher Plaza does not contain any Hazardous Materials in amounts or concentrations which
(i) constitute a violation of, or (ii) could give rise to liability under, any Environmental Law.

         (b) Fisher Plaza and all operations of the Borrower and its Subsidiaries at Fisher Plaza are in compliance, and, to the best of the Borrower's knowledge, except as described in the Environmental Reports, have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and, to the best of the Borrower's knowledge, except as described in the Environmental Reports, there is no contamination at, under or about Fisher Plaza or violation of any Environmental Law with respect to Fisher Plaza or the business operated by the Borrower and its Subsidiaries (the "Business").
      --------

         (c) Neither the Borrower or any of its Subsidiaries has received any written or actual notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of Fisher Plaza or the Business, nor does the Borrower or any of its Subsidiaries have knowledge of any such threatened notice.

         (d) To the best of the Borrower's knowledge, Hazardous Materials have not been transported or disposed of from Fisher Plaza in violation of, or in a manner or to a location which could give rise to liability under any Environmental Law, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under Fisher Plaza in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law.

         (e) No judicial proceeding or governmental or administrative action is pending or, to the best of the Borrower's knowledge, threatened, under any Environmental Law to which the Borrower or any of its Subsidiaries is or will be named as a party with respect to Fisher Plaza or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to Fisher Plaza or the Business.

         (f) To the best of the Borrower's knowledge, there has been no release or threat of release of Hazardous Materials at or from Fisher Plaza, or arising from or related to the operations of any of the Borrower or any of its Subsidiaries in connection with Fisher Plaza or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

         5.11 Insurance. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are commercially reasonable.

         5.12 Taxes. The Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.

         5.13     ERISA COMPLIANCE.

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Except as specifically disclosed in Part
(a) of Schedule 5.13, the Borrower and each ERISA Affiliate have made all
       -------------
required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (c)      Except as specifically disclosed in Part (c) of Schedule 5.13,
                                                                  -------------
(i) no ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

         5.14 Subsidiaries. The Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.14 and has no equity
                                            -------------
investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.14.
                         -------------

         5.15 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT.

         (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

         (b) None of the Borrower, any Person controlling the Borrower, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         5.16 Intellectual Property; Licenses, Etc. The Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, "IP Rights") that are
                                                       ---------
reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         5.17 Solvency. Each Loan Party (other than Fisher Entertainment) is and, upon the consummation of the transactions contemplated hereby and the incurrence of all Obligations incurred or guaranteed by such Loan Party on any date on which this representation is made, will be, Solvent.

         5.18     matters concerning collateral.

         (a) The execution and delivery of the Deed of Trust by the Borrower, together with the actions taken on or prior to the date hereof pursuant to Section 4.01(b), are effective to create and do create in favor of
            ---------------
the Agent for the benefit of the Lenders, as security for the Obligations (as defined in the applicable Security Document in respect of any Collateral), a valid, perfected and enforceable Lien on the Collateral, prior and superior in right to any other Person, and all filings and other actions necessary or desirable to perfect and maintain the perfection and first priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any Uniform Commercial Code financing statements and the periodic filing of Uniform Commercial Code continuation statements in respect of Uniform Commercial Code financing statements filed by or on behalf of the Agent.

         (b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required for either (i) the grant by the

Borrower of the Liens purported to be created in favor of the Agent pursuant to any of the Security Documents or (ii) the exercise by the Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Security Documents or created or provided for by applicable law), except for filings or recordings contemplated by subsection
(a) above.

         (c) Except as such as may have been filed in favor of the Agent as contemplated by subsection (a) above and in respect of Liens permitted under
Section 7.01, no effective Uniform Commercial Code financing statement, fixture
------------
filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

         (d) All representations and warranties of the Borrower contained in the Security Documents and in the Certificate and Indemnity Agreement are true and correct, and all information supplied to the Agent by or on behalf of any Loan Party with respect to the Collateral is accurate and complete in all material respects.

         5.19 Disclosure. No statement, information, report, representation, or warranty made by any Loan Party in any Loan Document or furnished to the Agent or any Lender by or on behalf of any Loan Party in connection with any Loan Document contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    SECTION 6.
                              AFFIRMATIVE COVENANTS

         So long as any Loan or other Obligation shall remain unpaid or unsatisfied the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.12) cause each Subsidiary to:
             -------------  ----  ----     ----

         6.01 Financial Statements. Deliver to the Agent with sufficient copies for the Agent and each Lender, in form and detail satisfactory to the Agent and the Required Lenders:

         (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Fisher Communications, an unaudited consolidated and consolidating balance sheet of Fisher Communications and the Non-Broadcasting Subsidiaries as at the end of such fiscal year, and the related unaudited consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Fisher Communications as fairly presenting the financial condition, results of operations and cash flows of Fisher Communications and the Non-Broadcasting Subsidiaries in accordance with GAAP, subject only to the absence of footnotes; and

         (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Fisher Communications, an unaudited consolidated and consolidating balance sheet of Fisher Communications and the Non-Broadcasting Subsidiaries as at the end of such fiscal quarter, and the related unaudited consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of Fisher Communications' fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Fisher Communications as fairly presenting the financial condition, results of operations and cash flows of Fisher Communications and the Non-Broadcasting Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

         6.02 Certificates; Other Information. Deliver to the Agent with sufficient copies for the Agent and each Lender, in form and detail satisfactory to the Agent and the Required Lenders:

         (a) concurrently with the delivery of the financial statements referred to in Section 6.01, a duly completed Compliance Certificate signed
                ------------
by a Responsible Officer of Fisher Communications;

         (b) as soon as available, but in any event within 45 days after the end of each fiscal quarter of the Borrower, a complete list of the tenants of Fisher Plaza as at the end of such fiscal quarter, certified by a Responsible Officer of the Borrower and setting forth in reasonable detail for each such tenant (i) the number of square feet leased by such tenant, (ii) the term of such tenant's lease and extension terms, if any and (iii) the premises fees payable by such tenant, including rental payments and common area maintenance fees;

         (c) as soon as available, but in any event within 60 days after the Closing Date, evidence satisfactory to the Lenders that the maximum amount available to Fisher Communications for borrowing under the Fisher
Communications Forward Sale Documents is not less than $70,000,000;

         (d) as soon as available, but in any event within 90 days after the Closing Date, originals of Subordination Agreements executed by Internap Network Services, Staubach Global Services, Terabeam Corporation and Verizon Northwest, Inc. with respect to the leases or other agreements entered into by such Persons with respect to space occupied by such Persons in Fisher Plaza;

         (e)      as soon as available, but in any event not later than
June 30, 2003, a certificate of substantial completion issued by the Fisher Plaza project architect and certificate of occupancy issued by the City of Seattle for the shell and core (i.e., the building exclusive of tenant spaces
                                ----
requiring tenant improvement build out) for Fisher Plaza;

         (f) as soon as available, but in any event not later than June 30, 2003, a discussion draft of the As-Completed Appraisal, and as soon as available, but in any event not later than August 31, 2003, the final version of the As-Completed Appraisal; and

         (g) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower, or any Subsidiary as the Agent, at the request of any Lender, may from time to time reasonably request.

         6.03     Notices.  Promptly notify the Agent and each Lender:

         (a)      of the occurrence of any Default or Event of Default;

         (b) of any matter that has resulted or may result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

         (c) of any litigation, investigation or proceeding affecting any Loan Party in which the amount involved exceeds the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief, if granted, could reasonably be expected to have a Material Adverse Effect;

         (d)      of the occurrence of any ERISA Event; and

         (e) of any material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary.

         Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to
Section 6.03(a) shall describe with particularity any and all provisions of
---------------
this Agreement or other Loan Document that have been breached.

         6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         6.05 Preservation of Existence, Etc. Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in a transaction permitted by
Section 7.04 or 7.05; and preserve or renew all of its registered patents,
------------    ----
trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect; provided, however,
                                                          --------  -------
that the Borrower may permit Civia to terminate its legal existence and fail to maintain its rights, privileges, permits, licenses and franchises in connection with any voluntary or involuntary liquidation of Civia.

         6.06 Completion of Fisher Plaza. Complete the construction of Fisher Plaza not later than June 30, 2003, substantially in accordance with the description of Fisher Plaza set forth in the section titled "Description of Improvements" of the appraisal titled "Complete Appraisal Presented in a Self Contained Format of Fisher Plaza" dated as of December 1, 2001, prepared for Bank of America by Shorett KMS Valuation Advisory Group. For purposes of this Section, Fisher Plaza shall be deemed completed when the project architect has issued a certificate of substantial completion to the Agent as to all of the project except for tenant spaces requiring tenant improvement build out, and the City of Seattle has issued a certificate of occupancy for the shell and core (i.e., the building exclusive of tenant spaces requiring tenant
      ----
improvement build out).

         6.07 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

         6.08 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower (other than Safeco Corporation and its Affiliates), insurance with respect to its properties (including its tangible Collateral) and business against at least such risks and in at least such amounts as are commercially reasonable (including business interruption insurance) and furnish to the Agent, upon written request, full information as to the insurance carried. Without limiting the generality of the foregoing, the Borrower shall maintain or cause to be maintained all insurance required under the terms of any Security Document. Each such policy of insurance shall (i) name the Agent for the benefit of the Lenders as an additional insured thereunder as its interests may appear and (ii) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to the Agent that names the Agent for the benefit of the Lenders as the loss payee thereunder and provides for at least 30 days prior written notice to the Agent of any modification or cancellation of such policy.

         6.09 Compliance with Laws. Comply in all material respects with the requirements of all Laws applicable to it or to its business or property, except in such instances in which (i) such requirement of Law is being contested in good faith or a bona fide dispute exists with respect thereto; or
(ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

         6.10 Environmental Laws. (a) Comply with, and use reasonable efforts to require compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use reasonable efforts to require that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except, in each case, to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect and (b) comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings diligently pursued or could not reasonably be expected to have a Material Adverse Effect.

         6.11 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be.

        6.12 Inspection Rights. Permit representatives and independent contractors of the Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that when an Event of
                                --------  -------
Default exists the Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. Notwithstanding the foregoing, Agent and each Lender acknowledge and agree that their respective rights to visit and inspect Fisher Plaza shall, with respect to any space leased to a Person not an Affiliate of the Borrower, be subject to the terms of any written lease agreement with such Person with respect to such leased space.

         6.13 Compliance with ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under
Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         6.14 Use of Proceeds. Use the proceeds of the Loans to make distributions to Fisher Communications to repay amounts owing under the Existing Credit Facilities.

         6.15 Further Assurances. Promptly upon request by the Agent or the Majority Lenders, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, deeds of trust, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Lenders, as the case may be, may reasonably require from time to time in order (a) to carry out more effectively the purposes of this Agreement or any other Loan Document, (b) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (c) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, and (d) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other document executed in connection therewith.

                                   SECTION 7.
                              NEGATIVE COVENANTS

         So long as any Loan or other Obligation shall remain unpaid or unsatisfied the Borrower shall not, nor shall it permit any Subsidiary (other than Civia) to, directly or indirectly:

         7.01 Liens. Create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

         (a)      Liens pursuant to any Loan Document;

         (b) Liens (other than Liens on the Collateral) existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof,
                          -------------
provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by
Section 7.03(b);
--------------

         (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

         (e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

         (f) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

         (h) Liens (other than Liens on the Collateral) securing judgments for the payment of money in an aggregate amount not in excess of the Threshold Amount (except to the extent covered by independent third-party insurance as to which the insurer has acknowledged in writing its obligation to cover), unless any such judgment remains undischarged for a period of more than 30 consecutive days during which execution is not effectively stayed; and

         (i) Liens (other than Liens on the Collateral) securing Indebtedness permitted under Section 7.03(d); provided that (i) such Liens do
                             --------------   --------
not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition.

         7.02    INVESTMENTS.  MAKE ANY INVESTMENTS, EXCEPT:

         (a) Investments other than those permitted by subsections (b) through (h) that are existing on the date hereof and listed on Schedule 7.02;
                                                               -------------

         (b) Investments held by the Borrower or such Subsidiary in the form of cash equivalents or short-term marketable securities;

         (c) advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $100,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

         (d)      Investments of any Subsidiary in the Borrower or another
Subsidiary;

         (e) Investments made by the Borrower not exceeding, in the aggregate during each fiscal year set forth below, the amount set forth opposite such fiscal year:

            Fiscal Year                         Amount
------------------------------------------------------------------
               2002                          $1,000,000
               2003                          $1,000,000
               2004                          $1,250,000;

         (f) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

         (g)      Guaranty Obligations permitted by Section 7.03; and
                                                    ------------

         (h)      Investments permitted by Section 7.04.
                                           ------------

         7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

         (a)      Indebtedness under the Loan Documents;

         (b)      Indebtedness outstanding on the date hereof and listed on
Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof;
-------------
provided that the amount of such Indebtedness is not increased at the time of
--------
such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

         (c) Guaranty Obligations of the Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any wholly-owned Subsidiary;

         (d) Indebtedness in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the
                             --------------   --------  -------
aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $250,000; and

         (e) Unsecured Indebtedness in an aggregate principal amount not to exceed $250,000 at any time outstanding.

         7.04 Fundamental Changes. Merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default or Event of Default exists or would result therefrom:

         (a)      any Subsidiary may merge with (i) the Borrower, provided that
                                                                  --------
the Borrower shall be the continuing or surviving Person, or (ii) any one or more Subsidiaries, provided that when any wholly-owned Subsidiary is merging
                   --------
with another Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person; and

         (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Borrower or to another Subsidiary; provided that if the seller in such a transaction is a wholly-owned
            --------
Subsidiary, then the purchaser must also be a wholly-owned Subsidiary.

         7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

         (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

         (b) Dispositions of inventory and other property (other than the Collateral) in the ordinary course of business;

         (c) Dispositions of equipment or real property (other than the Collateral) to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property or (iii) the board of directors or senior management of the Borrower or such Subsidiary has determined in good faith that the failure to replace such property will not be detrimental to the business of the Borrower or such Subsidiary;

         (d) Dispositions of property (other than the Collateral) by any Subsidiary to the Borrower or to a wholly-owned Subsidiary;

         (e)      Dispositions permitted by Section 7.04;
                                            ------------

         (f) non-exclusive licenses of IP Rights in the ordinary course of business and substantially consistent with past practice for terms not exceeding five years;

provided, however, that any Disposition pursuant to clauses (a) through (f)
--------  -------
shall be for fair market value.

         7.06 Lease Obligations. Create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except:

         (a) leases in existence on the date hereof and, if any such lease is in respect of property valued at $25,000 or more, listed on Schedule 7.06,
                                                               -------------
and any renewal, extension or refinancing thereof;

         (b) operating leases (other than those constituting Synthetic Lease Obligations) entered into or assumed by the Borrower or any Subsidiary after the date hereof in the ordinary course of business; and

         (c) capital leases and Synthetic Lease Obligations to the extent permitted by Section 7.03.
             ------------

         7.07 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

         (a) the Borrower may declare and make a dividend payment on the Closing Date to Fisher Communications in the amount of $60,000,000 to repay amounts owing under the Existing Credit Facilities;

         (b) each Subsidiary may make Restricted Payments to the Borrower and to wholly-owned Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary, to the Borrower and any Subsidiary and to each other owner of capital stock of such Subsidiary on a pro rata basis based on their relative ownership interests);

         (c) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock of such Person; and

         (d) the Borrower and each Subsidiary may purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock.

         7.08 ERISA. At any time engage in a transaction which could be subject to Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, could reasonably be expected to have a Material Adverse Effect.

         7.09 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof.

         7.10 Transactions with Affiliates. Enter into or suffer to exist any transaction of any kind with any Affiliate of the Borrower, other than arm's-length transactions with Affiliates, except:

         (a) the Borrower may lease office space in Fisher Plaza to Fisher Communications or any of its Subsidiaries under terms that the Borrower deems reasonable under the circumstances; and

         (b) the Borrower may obtain reasonable services from Fisher Communications and its Subsidiaries under terms that the Borrower deems reasonable under the circumstances; provided that the aggregate difference
                                    --------
between (i) the actual compensation paid by the Borrower and its Subsidiaries in such transactions and (ii) the compensation that they would pay in comparable arm's-length transactions with a Person not an Affiliate of the Borrower shall not exceed $10,000 any fiscal year.

         7.11 Capital Expenditures. Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except:

         (a) capital expenditures made by the Borrower related to the completion of, or tenant improvements in or maintenance of Fisher Plaza not exceeding, in the aggregate during each fiscal year set forth below, the amount set forth opposite such fiscal year for each such category:

                                                              Tenant
                                                          Improvements and
                                                             Maintenance
       Fiscal Year              Completion Costs
-------------------------------------------------------------------------------
           2002                 $ 31,500,000               $  2,650,000
           2003                 $  4,000,000               $  3,050,000
           2004                 $          0               $  1,250,000;

provided, however, that so long as no Default or Event of Default has occurred
--------  -------
and is continuing or would result from such expenditure, any portion of the capital expenditures related to the completion of Fisher Plaza, if not expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the next following fiscal year;

         (b) capital expenditures in the ordinary course of business made by the Subsidiaries not exceeding, in the aggregate during each fiscal year set forth below, the amount set forth opposite such fiscal year:

           Fiscal Year                         Amount
-----------------------------------------------------------------
              2002                         $1,000,000
              2003                         $1,000,000
              2004                         $1,250,000; and
         7.12 Burdensome Agreements. Enter into any Contractual Obligation that limits the ability (a) of any Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower or (b) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person.

         7.13 Use of Proceeds. Use the proceeds of any Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

                                   SECTION 8.
                         EVENTS OF DEFAULT AND REMEDIES

         8.01 Events of Default. Any of the following shall constitute an Event of Default:

         (a)      Non-Payment. The Borrower fails to pay (i) when and as
                  -----------
required to be paid herein, any amount of principal of any Loan, or (ii) within three Business Days after the same becomes due, any interest on any Loan or any fee due hereunder, or (iii) within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

         (b)      Specific Covenants. The Borrower fails to perform or observe
                  ------------------
any term, covenant or agreement contained in any of Section 6.02(c), 6.02(f),
                                                    --------------   ------
6.03, 6.05, 6.12 or 6.14 or Section 7; or
----  ----  ----    ----    ---------

         (c)      Deed of Trust. (i) The Borrower fails to perform or observe
                  -------------
any term, covenant or agreement contained in Article 4 of the Deed of Trust or
(ii) an Accelerating Transfer (as defined in the Deed of Trust) shall occur without the Lenders' prior written consent; or

         (d)      Other Defaults. Any Loan Party fails to perform or observe any
                  --------------
other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or

         (e)      Representations and Warranties. Any representation or
                  ------------------------------
warranty made or deemed made by the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith proves to have been incorrect when made or deemed made; or

         (f)      Cross-Default. Any Loan Party or any of its Subsidiaries (i)
                  -------------
fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guaranty Obligation (other than Indebtedness hereunder and Indebtedness and Guaranty Obligations arising under the Fisher Broadcasting Credit Documents) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (ii) fails to observe or perform any other agreement or condition relating to any Indebtedness described in clause (i) or Guaranty Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise) prior to its stated maturity, or such Guaranty Obligation to become payable or cash collateral in respect thereof to be demanded; or

         (g)      Insolvency Proceedings, Etc. Any Loan Party or any of its
                  ----------------------
Subsidiaries (other than Civia) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

         (h)      Inability to Pay Debts; Attachment. (i)(A) Any Loan Party or
                  ----------------------------------
Fisher Mills becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (B) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy, or (ii) Fisher Broadcasting and its Subsidiaries on a consolidated basis becomes unable or admits in writing its inability or fails generally to pay its debts as they become due; provided, however, that the occurrence and continuation of the
            --------  -------
events described in clause (ii) shall not constitute an Event of Default hereunder unless and until (A) 60 days has elapsed from date of the occurrence of such events or (B) the lenders (or the administrative agent for such lenders) that are a party to the Fisher Broadcasting Credit Documents exercise or elect to exercise any remedy under the Fisher Broadcasting Credit Documents in respect of the occurrence of such events, whichever occurs earlier; or

         (i)      Judgments. (i) There is entered against any Loan Party or
                  ---------
Fisher Mills (A) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (B) any non-monetary final judgment that has, or could reasonably be expected to have, a Material Adverse Effect and, in either case, (1) enforcement proceedings are commenced by any creditor upon such judgment or order, or (2) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect, or (ii) there is entered against Fisher Broadcasting or any of its Subsidiaries a final judgment or order for the payment of money in an aggregate amount exceeding the $500,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) and a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect within 30 days from the entry thereof; provided, however, that the occurrence and continuation of the event described
--------  -------
in clause (ii) shall not constitute an Event of Default hereunder unless and until (A) 60 days has elapsed from date of the occurrence of such event or (B) the lenders (or the administrative agent for such lenders) that are a party to the Fisher Broadcasting Credit Documents exercise or elect to exercise any remedy under the Fisher Broadcasting Credit Documents in respect of the occurrence of such event, whichever occurs earlier; or

         (j)      ERISA. (i) An ERISA Event occurs with respect to a Pension
                  -----
Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

         (k)      Invalidity of Loan Documents. Any Loan Document, at any time
                  ----------------------------
after its execution and delivery and for any reason other than the agreement of all the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document or, without limiting the generality of the foregoing, the Deed of Trust ceases to create a valid and enforceable Lien on Fisher Plaza as security for the Secured Obligations (as defined in the Deed of Trust) prior and superior in right to any other Person, subject only to a standard survey exception and other exceptions approved by the Lenders in writing,

         (l)      Change of Control. There occurs any Change of Control with
                  -----------------
respect to any Loan Party; or

         (m)      Material Adverse Effect. There occurs any event or
                  -----------------------
circumstance that has a Material Adverse Effect.

         8.02 Remedies Upon Event of Default. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Required Lenders,

         (a) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

         (b) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
--------  -------
(g) of Section 8.01, the unpaid principal amount of all outstanding Loans and
       ------------
all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Lender.

                                   SECTION 9.
                                   THE AGENT

         9.01 Appointment and Authorization of Agent. Each Lender hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         9.02 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         9.03 Liability of Agent. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

         9.04     RELIANCE BY AGENT.

         (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Agent shall, and in all other instances, the Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be
             ------------
deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         9.05 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with Section 8.02; provided, however, that
                                    ------------  --------  -------
unless and until the Agent has received any such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         9.06 Credit Decision; Disclosure of Information by Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, the value of and title to any Collateral, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent herein, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         9.07 Indemnification of Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall
                                        --------  -------
be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Person's own gross negligence or willful misconduct; provided, however, that no
                                                     --------  -------
action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation of the Agent.

         9.08 Agent in its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Bank of America were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Agent, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         9.09 Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor administrative agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 and Sections 10.04 and 10.05 shall inure to its
                   ---------     --------------     -----
benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor administrative agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         9.10 Collateral Matters. The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Security Documents. The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document.

                                   SECTION 10.
                                  MISCELLANEOUS

         10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment,
                                  --------  -------
waiver or consent shall, unless in writing and signed by each of the Lenders directly affected thereby and by the Borrower, and acknowledged by the Agent, do any of the following:

         (a) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

         (b) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (ii) of the proviso below) any fees or other amounts payable hereunder or under any other Loan Document; provided,
                                                                     --------
however, that only the consent of the Required Lenders shall be necessary to
-------
amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

         (c) change the percentage of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

         (d)      change the Voting Percentage of any Lender;

         (e)      amend this Section, or  Section 2.10, or any provision herein
                                          ------------
providing for consent or other action by all the Lenders; or

         (f)      release any Guarantor from any Guaranty;

         (g)      release all or substantially all of the Collateral;

and, provided further, that (i) no amendment, waiver or consent shall, unless
     -------- -------
in writing and signed by the Agent in addition to the Required Lenders or each directly-affected Lender, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document; and (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the respective parties thereto. Notwithstanding anything to the contrary herein, any Lender that has a Voting Percentage of zero shall not have any right to approve or disapprove any amendment, waiver or consent hereunder.

         10.02    NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES.

         (a)      General. Unless otherwise expressly provided herein, all
                  -------
notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices on Schedule 10.02; or, in the case of the
                                 --------------
Borrower or the Agent, to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a notice to the Borrower and the Agent. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that
                                                     --------  -------
notices and other communications to the Agent pursuant to Section 2 shall not
                                                          ---------
be effective until actually received by the Agent. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 10.02, it being understood and
                                     --------------
agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

         (b)      Effectiveness of Facsimile Documents and Signatures. Loan
                  ---------------------------------------------------
Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Agent and the Lenders. The Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c)      Limited Use of Electronic Mail. Electronic mail and internet
                  ------------------------------
and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

         (d)      Reliance by Agent and Lenders. The Agent and the Lenders
                  -----------------------------
shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Agent may be recorded by the Agent, and each of the parties hereto hereby consents to such recording.

         10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         10.04 Attorney Costs, Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Agent for all costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Agent and the cost of independent public accountants and other outside experts retained by the Agent or any Lender. The agreements in this Section shall survive the repayment of all other Obligations.

         10.05 Indemnification by the Borrower. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all
                                     -----------
liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Loan or the use or proposed use of the proceeds therefrom, or (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any other Loan Party, or any Environmental Liability related in any way to the Borrower or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"), in all cases,
                                  -----------------------
whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any
                   --------
Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. The agreements in this Section shall survive the resignation of the Agent, the replacement of any Lender and the repayment, satisfaction or discharge of all the other Obligations. All amount due under this Section 10.05 shall be payable within ten Business Days after
               -------------
demand therefor.

         10.06 Payments Set Aside. To the extent that the Borrower makes a payment to the Agent or any Lender, or the Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Agent upon demand its applicable share of any amount so recovered from or repaid by the Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         10.07    SUCCESSORS AND ASSIGNS.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it); provided
                                                                   --------
that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans assigned, and (iii) the parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.05 with respect to facts and
                -------------  ----  ----     -----
circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (c) The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register").
                                                            --------

The entries in the Register shall be conclusive, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's
                        -----------
rights and/or obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (i) such Lender's obligations under this
                        --------
Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such
                                                           --------
agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant, (ii) reduce the principal, interest, fees or other amounts payable to such Participant, (iii) release any Guarantor from any Guaranty, or (iv) release all or substantially all of the Collateral. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and
                                                      -------------  ----
3.05 to the same extent as if it were a Lender and had acquired its interest by
----
assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section
                                                                   -------
10.09 as though it were a Lender, provided such Participant agrees to be
-----
subject to Section 2.10 as though it were a Lender.
           ------------

         (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been
              ------------    ----
entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01
                                                             ------------
unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
Section 10.17 as though it were a Lender.
-------------

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) As used herein, the following terms have the following meanings:

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a
                   -----------------
         Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Agent, and (ii) unless (A) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivative transaction or (B) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

                  "Fund" means any Person (other than a natural person) that is
                   ----
         (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Approved Fund" means any Fund that is administered or managed
                   -------------
         by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         10.08 Confidentiality. Each of the Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. In addition, the Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, and the Loans. For the purposes of this Section, "Information" means all information received from the Borrower
               -----------
relating to the Borrower or its business, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received
                            --------
from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         10.09 Set-off. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; provided,
                                                                      --------
however, that the failure to give such notice shall not affect the validity of
-------
such set-off and application.

         10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Agent or any
                                           ------------
Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

         10.11 Master Services Agreements with Affiliates. The Lenders agree to consent and authorize and instruct the Agent to consent to the Borrower amending the Master Services Agreement to reduce the obligation of Seattle TV to lease space in Fisher Plaza by 12,500 square feet to not less than 72,500 square feet; provided that at the time such consent is requested and given (a)
             --------
no Default or Event of Default has occurred and is continuing, (b) the Borrower and Seattle Radio shall have entered into a lease with respect to Fisher Plaza, which lease shall (i) shall be substantially in the form of the Master Services Agreement, (ii) obligate Seattle Radio to lease not less than 12,500 square feet of space at a Fair Market Rental Rate for a period commencing not later than January 1, 2005 and ending not earlier than January 1, 2012 and (iii) be otherwise be in form and substance reasonably acceptable to the Lenders and (c) the Agent shall have received such consents, estoppels, subordination agreements executed by Seattle Radio with respect to such lease as may be requested by the Agent or any Lender.

         10.12 Tax Deferred Exchange Transactions. The Borrower may, in connection with any Disposition made by any Loan Party, Fisher Mills or Fisher Broadcasting, request that the Lenders consent to the transfer of the asset which is the subject of such Disposition, or the agreement pursuant to which such Disposition is being made, to a qualified intermediary, as part of a tax free exchange transaction pursuant to Section 1031 of the Code (each such transaction, a "Tax Deferred Exchange Transaction"). The Borrower shall
                     ---------------------------------
provide to the Agent with sufficient copies for each Lender (a) a written description of the Tax Deferred Exchange Transaction for which consent is being requested, (b) a copy of each material document, agreement and instrument (i.e. purchase, sale, exchange and escrow agreements) executed or to be executed in connection with such transaction and (c) such other information and copies of such other documents pertaining to such transaction as the Agent or any Lender may reasonably request. Each Lender shall timely provide the Borrower and the Agent with written notice of its consent or refusal to consent to any Tax Deferred Exchange Transaction. No Lender shall have any obligation to consent to any Tax Deferred Exchange Transaction, and any consent given by a Lender may be conditioned upon such terms and conditions as such Lender may in its reasonable judgment require. If the Required Lenders provide the Agent with written notice of their consent to any Tax Deferred Exchange Transaction, consent to such Tax Deferred Exchange Transaction shall be deemed given by all Lenders. The Borrower agrees to pay or reimburse the Agent for all costs and expenses (including Attorney Costs) incurred by the Agent in connection with documenting any consent given to any Tax Deferred Exchange Transaction (whether or not the Tax Deferred Exchange Transaction is consummated) and the consummation and administration of the transactions contemplated by any such consent, including all Attorney Costs.

         10.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.14 Integration. This Agreement, together with the other Loan Documents, comprises the complete, final and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. This Agreement and the other Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties, and there are no unwritten oral agreements among the parties. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of
                                                --------
supplemental rights or remedies in favor of the Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         10.15 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Agent and each Lender, regardless of any investigation made by the Agent or any Lender or on their behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied.

         10.16 Severability. Any provision of this Agreement and the other Loan Documents to which the Borrower is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.17 Tax Forms. (a) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "Foreign Lender")
                                                          --------------
shall deliver to the Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (i) promptly submit to the Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrower pursuant to this Agreement, (ii) promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and
(iii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

         (b) Upon the request of the Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

         (c) If any Governmental Authority asserts that the Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including Attorney Costs) of the Agent. The obligation of the Lenders under this Section shall survive the repayment of all Obligations and the resignation of the Agent.

     10.18 GOVERNING LAW.

     (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE AGENT AND EACH LENDER
                                      --------
SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF WASHINGTON SITTING IN KING COUNTY OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     10.19 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT, SUBJECT TO
SECTION 10.21, ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE
-------------
DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     10.20 Time of the Essence.  Time is of the essence of the Loan Documents.

     10.21 MANDATORY ARBITRATION.

     (a) This Section concerns the resolution of any controversies or claims among or between the Borrower, the Lenders and the Agent, whether arising in contract, tort or by statute, that arise out of or relate to this Agreement and the other Loan Documents (collectively a

"Claim"). At the request of the Borrower, any Lender or the Agent, any Claim
 -----
shall be resolved by arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the "Act"). The Act will apply even though this Agreement
                           ---
provides that it is governed by the Laws of the state of Washington.

     (b) Arbitration proceedings will be determined in accordance with the Act, the rules and procedures for the arbitration of financial services disputes of JAMS/Endispute, LLC, a Delaware limited liability company or any successor thereof ("JAMS"), and the terms of this Section. In the event of any
          ----
inconsistency, the terms of this Section shall control. The arbitration shall be administered by JAMS and conducted in Seattle, Washington. All Claims shall be determined by one arbitrator; provided, however, that if Claims exceed
                                 --------  -------
$5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing; provided, however, that the arbitrator(s), upon a showing of good
         --------  -------
cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced. The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Agreement.

     (c) This Section does not limit the right of the Borrower, any Lender or the Agent to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights; or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies. The filing of a court action is not intended to constitute a waiver of the right of the Borrower, any Lender or the Agent, including the suing party, thereafter to require submittal of the Claim to arbitration.

     10.22 Oral Agreements.  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY,
                             --------------------------------------------------
EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT
----------------------------------------------------------------------
ENFORCEABLE UNDER WASHINGTON LAW.
---------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                     FISHER MEDIA SERVICES COMPANY



                                     By:      /S/ David D. Hillard
                                          -------------------------------------

                                     Name:    David D. Hillard
                                              ---------------------------------

                                     Title:   Assistant Secretary
                                              ---------------------------------

                                     BANK OF AMERICA, N.A., as Agent


                                     By:      /s/ Dora A. Brown
                                          -------------------------------------

                                     Name:    Dora A. Brown
                                              ---------------------------------

                                     Title:   Vice President
                                              ---------------------------------

                                     BANK OF AMERICA, N.A., as a Lender


                                     By:      /s/ Mark N. Crawford
                                          -------------------------------------

                                     Name:    Mark N. Crawford
                                              ---------------------------------

                                     Title:   Senior Vice President
                                              ---------------------------------

                                     U.S. BANK NATIONAL ASSOCIATION, as a Lender

                                     By:      /s/ Thomas G. Gunder
                                          --------------------------------------

                                     Name:    Thomas G. Gunder
                                              ----------------------------------

                                     Title:   Vice President
                                              ----------------------------------

                                                                       EXHIBIT A

                               FORM OF LOAN NOTICE

                                                       Date:  ___________, _____

To:      Bank of America, N.A., as Agent

Ladies and Gentlemen:

         Reference is made to that certain Loan Agreement, dated as of March 21, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used
                                ---------
herein as therein defined), among Fisher Media Services Company, a Washington corporation (the "Borrower"), the Lenders from time to time party thereto, and
                  --------
Bank of America, N.A., as Agent.

         The undersigned hereby requests a conversion or continuation of Loans.

1.       On___________________________________________________ (a Business Day).

2.       In the amount of $___________________________________.


3.       Comprised of_________________________________________.
                        [Type of Loan requested]

4.       For Eurodollar Rate Loans:  with an Interest Period of ________ months.

         The Borrowing requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement.
            ------------

                                           FISHER MEDIA SERVICES COMPANY


                                           By:  ________________________________

                                           Name:  ______________________________

                                           Title:   ____________________________

                                      A - 1
                               Form of Loan Notice

                                                                       EXHIBIT B

                             FORM OF PROMISSORY NOTE

$                                                                March ___, 2002
 -----------------------------------
                                                             Seattle, Washington

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises
                                                   --------
to pay to the order of ______________________, a national banking association (the "Lender"), on the Maturity Date (as defined in the Loan Agreement referred
      ------
to below) the principal amount of __________________Dollars ($____________), or such lesser principal amount of Loans (as defined in such Loan Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Loan Agreement, dated as of March 21, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined),
 ---------
among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Agent.

         The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Agent for the account of the Lender in Dollars in immediately available funds at the Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. This Note is also entitled to the benefits of the Guaranties and is secured by the Collateral. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON.

                                           FISHER MEDIA SERVICES COMPANY

                                           By:  ________________________________

                                           Name:  ______________________________

                                           Title:   ____________________________

                                      B - 1
                             Form of Promissory Note

                     LOANS AND PAYMENTS WITH RESPECT THERETO

                                                            Amount of
                                                            Principal      Outstanding
                 Type of       Amount of     End of        or Interest      Principal
                  Loan           Loan       Interest        Paid This        Balance      Notation
     Date         Made           Made        Period           Date          This Date     Made By
------------------------------------------------------------------------------------------------------
   -------       -------       -------       -------        -------         -------        -------
   -------       -------       -------       -------        -------         -------        -------
   -------       -------       -------       -------        -------         -------        -------
   -------       -------       -------       -------        -------         -------        -------
   -------       -------       -------       -------        -------         -------        -------
   -------       -------       -------       -------        -------         -------        -------
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
                                      B - 2
                             Form of Promissory Note

                                                                       EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE


                                   Financial Statement Date:  ___________, _____

To:      Bank of America, N.A., as Agent

Ladies and Gentlemen:

         Reference is made to that certain Loan Agreement, dated as of March 21, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used
                                ---------
herein as therein defined), among Fisher Media Services Company, a Washington corporation (the "Borrower"), the Lenders from time to time party thereto, and
                  --------
Bank of America, N.A., as Agent.

         The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _________________________________________ of the
Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Agent on the behalf of the Borrower, and that:

         1. Attached hereto as Schedule 1 are the unaudited financial statements
                               ----------
required by Section 6.01 of the Agreement for the fiscal quarter of the Borrower
            ------------
ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

         3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

                                  [select one:]

         [to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

                                     --or--

         [the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:]

                                     C - 1
                         Form of Compliance Certificate

         4.       The financial  covenant  analyses and information set forth on
Schedule 2  attached hereto are true and accurate on and as of the date of this
----------
Certificate.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ____________, 20____.

                                           FISHER MEDIA SERVICES COMPANY



                                           By:
                                               ---------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                 -------------------------------

                                      C - 2
                             Form of Promissory Note

                For the Quarter/Year ended ___________________("Statement Date")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I.       Section 7.02(e) -- Investments.

         A.       Investments made during fiscal year to date:                       $
                                                                                      ---------------------

         B.       Maximum permitted Investments:                                     $
                                                                                      ---------------------

         C.       Excess (deficient) for covenant compliance (Line IB - I.A):        $
                                                                                      ---------------------


II.      Section 7.11(a) -- Capital Expenditures (Borrower).

         Completion Costs:
         ----------------

         A.       Capital expenditures for completion costs made during
                  fiscal year to date:                                               $
                                                                                      ---------------------

         B.       Capital expenditures that could have made during prior
                  fiscal year but which were not made:                               $
                                                                                      ---------------------

         C.       Maximum permitted capital expenditures
                  ($_____________ + Line II.B.):                                     $
                                                                                      ---------------------

         D.       Excess (deficient) for covenant compliance (Line I.I.C - II.A):    $
                                                                                      ---------------------

         Tenant Improvements and Maintenance:
         -----------------------------------

         A.       Capital expenditures for tenant improvements and
                  maintenance made during fiscal year to date:                       $
                                                                                      ---------------------

         B.       Maximum permitted capital expenditures:                            $
                                                                                      ---------------------

         C.       Excess (deficient) for covenant compliance (Line II.B - II.A):     $
                                                                                      ---------------------


III.     Section 7.11(b) -- Capital Expenditures (Subsidiaries).

         A.       Capital expenditures made during fiscal year to date:              $
                                                                                      ---------------------

         B.       Maximum permitted capital expenditures:                            $
                                                                                      ---------------------

         C.       Excess (deficient) for covenant compliance (Line III.B - III.A):   $
                                                                                      ---------------------

                                      C - 3
                         Form of Compliance Certificate

                                                                       EXHIBIT D

                            ASSIGNMENT AND ASSUMPTION

         This ASSIGNMENT AND ASSUMPTION (this "Assignment and Assumption") is
                                               -------------------------
dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee]
                                        --------
(the "Assignee"). Capitalized terms used but not defined herein shall have the
      --------
meanings given to them in the Loan Agreement identified below (the "Loan
                                                                    ----
Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee.
---------
The Standard Terms and Conditions set forth in Annex 1 attached hereto are
                                               -------
hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by the Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Loan Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent permitted to be assigned under applicable law, all claims (including, without limitation, contract claims, tort claims, malpractice claims and all other claims at law or in equity, including claims under any law governing the purchase and sale of securities or governing indentures pursuant to which securities are issued), suits, causes of action and any other right of the Assignor against any other Person) (the "Assigned Interest"). Such sale and
                                         -----------------
assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor:         ______________________________

2.       Assignee:         ______________________________ [and is an
                           Affiliate/Approved Fund of [identify Lender]

3.       Borrower(s):      ______________________________

4.       Agent:            ______________________, as the administrative agent
                           under the Loan Agreement

5.       Loan Agreement:            The  Loan  Agreement,  dated as of
                                    March ___,  2002,  among  Fisher  Media
                                    Services Company, the Lenders parties
                                    thereto, and Bank of America, N.A., as Agent

                                      D - 1
                        Form of Assignment and Assumption

6.       Assigned Interest:

------------------------------------------------------------------------------------------
                                Aggregate Amount of      Amount of         Percentage
                                 Commitment/Loans    Commitment/Loans      Assigned of
      Facility Assigned           for all Lenders       Assigned        Commitment/Loans
      -----------------           ---------------       --------        -----------------
------------------------------------------------------------------------------------------
      _____________             $________________    $________________   _______________%
------------------------------------------------------------------------------------------
      _____________             $________________    $________________   _______________%
------------------------------------------------------------------------------------------
      _____________             $________________    $________________   _______________%
------------------------------------------------------------------------------------------

7.       Trade Date:       __________________

Effective Date: __________________, 20__ [TO BE INSERTED BY THE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

         The terms set forth in this Assignment and Assumption are hereby agreed to:

                                                ASSIGNOR
                                                [NAME OF ASSIGNOR]

                                                By: ____________________________

                                                Name: __________________________

                                                Title: _________________________

                                                ASSIGNEE
                                                [NAME OF ASSIGNEE]

                                                By: ____________________________

                                                Name: __________________________

                                                Title: _________________________

                                      D - 2
                        Form of Assignment and Assumption

Consented to and Accepted:

BANK OF AMERICA, N.A., as
Agent

By: _________________________________________________

Name:  ______________________________________________
Title:
        _____________________________________________


Consented:

FISHER MEDIA SERVICES COMPANY

By:
     ------------------------------------------------

Name:
       ----------------------------------------------

Title:
        ---------------------------------------------

                                      D - 3
                        Form of Assignment and Assumption

                                            ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

                 Loan Agreement dated as of March 21, 2002 among
           Fisher Media Services Company, the Lenders a party thereto, and Bank of America, N.A., as Agent.

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

         1.       Representations and Warranties.
                  ------------------------------

                  1.1. Assignor. The Assignor (a) represents and warrants that
                       --------
(i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document,
(ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

                  1.2. Assignee. The Assignee (a) represents and warrants that
                       --------
(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it meets all requirements of an Eligible Assignee under the Loan Agreement (subject to receipt of such consents as may be required under the Loan Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as
                                                  ------------
applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                                      D - 4
                        Form of Assignment and Assumption

                  1.3 Assignee's Address for Notices, etc. Attached hereto as
                      -----------------------------------
Schedule 1 is all contact information, address, account and other administrative
----------
information relating to the Assignee.

         2. Payments. From and after the Effective Date, the Agent shall make
            --------
all payments in respect of the Assigned interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         3. General Provisions. This Assignment and Assumption shall be binding
            ------------------
upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Washington.

                                      D - 5
                        Form of Assignment and Assumption

                                        SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION

                             ADMINISTRATIVE DETAILS

    (Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)


                                      D - 6
                        Form of Assignment and Assumption

                                                                    EXHIBIT E-1

                                 FORM OF GUARANTY
                             (Fisher Communications)


                                   E-1 - 1
                               Form of Guaranty

                                                                    EXHIBIT E-2

                               FORM OF GUARANTY
                              (other Guarantors)


                                     E-2 - 1
                                Form of Guaranty

                                                                      EXHIBIT F

                             FORM OF DEED OF TRUST


                                    F - 1
                             Form of Deed of Trust

                                                                      EXHIBIT G

                  FORM OF CERTIFICATE AND INDEMNITY AGREEMENT


                                    F - 1
                             Form of Deed of Trust

                                                                      EXHIBIT H

                         FORM OF SUBORDINATION AGREEMENT


                                    H - 1
                         Form of Subordination Agreement

                                                                      EXHIBIT I

                          FORM OF OPINION OF COUNSEL


                                    I - 1
                          Form of Opinion of Counsel